MERIT SECURITIES CORPORATION

Monthly Payment Report
Payment Statement
MERIT Series 5
Payment Date:     28-Apr-97
Reporting Month:  March

           Class
           Interest   Beginning       Interest      Interest     Principal     Total         Applied Ending
Class      Rate       Balance         Accrual       Payment      Payment       Distribution  Losses  Balance
Class A-1  0.000000%            $0.00       $0.00         $0.00          $0.00         $0.00 $0.00             $0.00
Class A-2  6.237500%  $129,269,477.02 $671,931.97   $671,931.97  $5,075,700.64 $5,747,632.61 $0.00   $124,193,776.38
Class A-3 15.000000%   $23,307,500.00 $291,343.75   $291,343.75          $0.00   $291,343.75 $0.00    $23,307,500.00

                      $152,576,977.02 $963,275.72   $963,275.72  $5,075,700.64 $6,038,976.36 $0.00   $147,501,276.38

Class               CUSIP          Priority Principal Type Interest Type
Class A-1           589962AM1      Senior   Sequential     Floater
Class A-2           589962AL3      Senior   Sequential     Floater
Class A-3           589962AN9      Senior   Sequential     Floater

MERIT SECURITIES CORPORATION

Payments per Bond Denomination
MERIT Series 5

Payment Date:     28-Apr-97
Reporting Month:  March


                                                             Interest    Interest    Principal
           Original        Original  Integral     Record     Accrual     Payment     Payment        Ending          Remaining
Class      Balance         Pct Pool  Denomination Date       Factor      Factor      Factor         Balance         Principal
Class A-1   $23,980,860.00 10.00%    $1,000.00    31-Mar-97   0.00000000  0.00000000  0.00000000              $0.00 0.00000000
Class A-2  $179,856,450.00 75.00%    $1,000.00    31-Mar-97   3.73593480  3.73593480 28.22084301    $124,193,776.38 0.69051611
Class A-3   $23,307,500.00  9.72%    $1,000.00    31-Mar-97  12.50000000 12.50000000  0.00000000     $23,307,500.00 1.00000000

           $227,144,810.00                                                                          $147,501,276.38

MERIT SECURITIES CORPORATION

Credit Enhancement Summary
MERIT Series 5

Payment Date:         28-Apr-97
Reporting Month       March

Reserve Funds and Subordination

                          Initial Coverage     Beginning Coverage   Adjustments Losses    Insured Balance Ending Coverage
Type
Pool Over Collaterization 5.28% $12,663,785.76 7.63% $12,147,738.97 $0.00       $8,256.18 $159,283,785.84 7.62% $12,139,482.79




                                   Beginning   Current    Withdrawal Ending
                                   Balance     Deposits   for Losses DPR Balance
Discount Principal Reserve Account $448,677.78 $49,998.14 $8,256.18 $490,419.74
(Included in above coverage amount)

Insurance

                                Initial Coverage     Beginning Coverage   Adjustments  Losses Insured Balance Ending Coverage
Type             Purpose
Insurance Policy Pool Insurance 25.00% $6,340,890.55 40.17% $6,340,890.55 $0.00        $0.00  $15,123,571.00  41.93% $6,340,890.55

Surplus Summary

Class                      Total Distribution
Surplus                    $322,350.26

Delinquency Statistics
                                     Current              % of
                    # of Loans      Balance             Current
30+ Days                36          $5,706,847             3.58%
60+ Days                16          $1,910,086             1.20%
90+ Days                45          $6,968,429             4.37%
Foreclosure             13          $2,549,444             1.60%
REO                     18          $3,410,765             2.14%

Totals                 128         $20,545,571            12.90%


Advances on Delinquencies                                      $197,589.21
Non-Recoverable Advances on Delinquencies                            $0.00

MERIT SECURITIES CORPORATION

Funds Account Activity Report
MERIT Series 5
Payment Date:   28-Apr-97
Report Date:    March

Collateral Proceeds Account

Beginning Balance                              $0.00

Deposits                                                     Withdrawals

Interest Net of Servicing Fee          $1,304,063.64         Interest Payments                $963,275.72
Principal                              $5,117,442.60         Principal Payments             $5,075,700.64
Deposits From Reserve Fund                 $8,256.18         Surplus                          $322,350.26
Other Deposits                                 $0.00         MBIA Fee                          $18,437.66
                                                             Discount Principal Reserve        $49,998.14

Total Deposit                          $6,429,762.42         Total Withdrawals              $6,429,762.42

                                                             Ending Balance                         $0.00

Note: "Principal" and Interest Net of Servicing Fee" includes
Advances on Delinquencies